UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2020

CURE PHARMACEUTICAL HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-204857	37-1765151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1620 Beacon Place

Oxnard, California 93033

(Address of principal executive offices) (Zip Code)

(805) 824-0410

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment No. 1”) is being filed to amend and supplement “Item 9.01 – Financial Statements and Exhibits,” included in the initial report on Form 8-K filed by Cure Pharmaceutical Holding Corp., a Delaware corporation (the “Company”) on October 5, 2020 (the “Initial Filing”), in connection with the consummation on October 2, 2020 of the transactions contemplated by that certain Agreement and Plan of Merger and Reorganization, dated September 23, 2020 (the “Merger Agreement”), by and among the Company, Cure Labs, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), The Sera Labs, Inc., a Delaware corporation (“Sera Labs”) and Nancy Duitch, in her capacity as the security holders representative. The required audited and unaudited combined financial statements and unaudited pro forma combined financial statements are filed as exhibits to this report under Item 9.01. The pro forma financial information included as Exhibit 99.2 to this Amendment No. 1 has been presented for informational purposes only, as required by Form 8-K, and does not purport to represent the actual results of operations that the Company and Sera Labs would have achieved had the companies been combined at and during the period presented in the pro forma financial information, and is not intended to project the future results of operations that the combined company may achieve following the acquisition.

The information previously reported in the Initial Filing is incorporated by reference into this Amendment No. 1. The other items to the Initial Filing remain unchanged and are not amended hereby.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. The unaudited condensed financial statements of Sera Labs for the nine months ended September 30, 2020 and audited financial statements of Sera Labs for the year ended December 31, 2019 are filed as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information. The pro forma financial information required by this item is filed as Exhibit 99.2 and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.1

Unaudited Condensed Financial Statements of The Sera Labs, Inc. for the nine months ended September 30, 2020 and Audited Financial Statements of The Sera Labs, Inc. for the year ended December 31, 2019.

99.2	Unaudited Pro Forma Combined Financial Statements of Cure Pharmaceutical Holding Corp. as of and for the nine months ended September 30, 2020, and as of and for the year ended December 31, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURE PHARMACEUTICAL HOLDING CORP.

Dated: December 15, 2020	By:	/s/ Robert Davidson
Robert Davidson
Chief Executive Officer

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